UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2021
NEOPHOTONICS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-35061	94-3253730
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
NeoPhotonics Corporation
3081 Zanker Road
San Jose, California 95134
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (408) 232-9200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Stock, $0.0025 par value	NPTN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 1, 2021, at the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of NeoPhotonics Corporation (the “Company”), the Company’s stockholders approved NeoPhotonics Corporation 2020 Equity Incentive Plan as amended and restated (the “2020 Plan”). The 2020 Plan had been previously approved, subject to stockholder approval, by the Board of Directors of the Company. The Plan became effective immediately upon stockholder approval at the Annual Meeting.

The Board of Directors approved the 2020 Plan to increase the number of shares available for the grant of stock options, restricted stock unit awards, and other awards by 900,000 shares, which became effective immediately following the approval of the 2020 Plan by the stockholders. After taking this amendment into account, the aggregate number of shares of common stock reserved for issuance under the 2020 Plan will not exceed the sum of (i) 2,821,414 shares and (ii) certain shares subject to outstanding awards granted under the Company’s 2010 Equity Incentive Plan or 2011 Inducement Award Plan that may become available for issuance under the 2020 Plan, as such shares become available from time to time.

A summary of the material terms of the 2020 Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 16, 2021. That summary and the foregoing description are qualified in their entirety by reference to the text of the 2020 Plan and the forms of award agreements under the 2020 Plan.

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

The 2021 Annual Meeting was held on June 1, 2021. Proxies for the meeting were solicited by the Company’s Board of Directors pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board’s solicitations. At the Annual Meeting, 42,843,494 common shares were represented in person or by proxy. The final votes on the proposals presented at the meeting were as follows:

Proposal 1:

Charles J. Abbe, Bandel L. Carano, and Michael J. Sophie were elected as Class II directors to hold office until the 2024 Annual Meeting of Stockholders by the following vote:

Nominee	For	Withheld	Broker Non-Votes
Charles J. Abbe	36,134,319	477,954	6,231,221
Bandel L. Carano	35,036,852	1,575,421	6,231,221
Michael J. Sophie	36,071,899	540,374	6,231,221

Proposal 2:

The 2020 Plan was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
35,700,137	873,109	39,026	6,231,222

Proposal 3:

The selection by the Audit Committee of the Company’s board of directors of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was ratified by the following vote:

For	Against	Abstain	Broker Non-Votes
42,717,722	69,891	55,881	0

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2021	NEOPHOTONICS CORPORATION

	By:	/S/ ELIZABETH EBY
Elizabeth Eby
Senior Vice President, Finance and Chief Financial Officer
(Principal Financial and Accounting Officer)